UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-215496	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas 78258

(Address of principal executive offices) (Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

______________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]       Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock		N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company /_/

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. /_/

SECTION 5.       CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

General. Effective April 30, 2020, Mr. Robert Merola is no longer the president and chief technical officer of Wytec International, Inc., a Nevada corporation (“Wytec”), and Mr. William H. Gray was appointed as the new president of Wytec, effective on April 30, 2020. On May 4, 2020, Mr. Robert Merola voluntarily resigned as a director of Wytec and Wytec has accepted Mr. Merola’s resignation as a director of Wytec.

Compensation Arrangements. There have been no changes to the compensation of Mr. William H. Gray as a result of his appointment as the president of Wytec.

Biographical Information.

William H. Gray has been the chairman and chief executive officer of Wytec since November 2011, a director of Competitive Companies, Inc., a Nevada corporation and the former parent company of Wytec (“CCI”) since November 2008, and the chief executive officer, president, and chief financial officer of CCI since February 10, 2009. Mr. Gray was the president of Wytec from November 2011 to September 2019, the chief financial officer of Wytec from November 2011 to January 2020, and the corporate secretary of Wytec from November 2011 to April 2014 and again from November 2015 to February 2019. Mr. Gray was the secretary of CCI from February 2009 to April 2014 and again since July 2015. Mr. Gray has over 19 years of experience in the planning, development, and implementation of wide area networks in both wired and wireless configurations. As the president and chief executive officer of Wireless Wisconsin, LLC, a wholly owned subsidiary of CCI, he developed one of the first internet service providers (“ISPs”) to enter into the internet industry by forming and developing a statewide telecommunications network in the state of Wisconsin starting in 1995. Wireless Wisconsin, LLC later became one of the state’s first ISP’s to become a competitive local exchange carrier (“CLEC”) in the state of Wisconsin.

SECTION 9.       FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01       Financial Statements and Exhibits

(d)       Exhibits

99.1       Resignation Notice from Robert Merola, dated May 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.
(Registrant)

Date: May 6, 2020

/s/ William H. Gray
William H. Gray, Chief Executive Officer

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